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EXHIBIT 10.9.2

SECOND AMENDMENT TO SEVERANCE AGREEMENT

        Reference is hereby made to the Severance Agreement that was entered into between the undersigned and Gart Sports Company, a Delaware corporation, its subsidiaries, its successor, or a new parent company of Gart (collectively, the "Company"), prior to August 15, 2002 and to that Amendment to Severance Agreement dated August 15, 2002 (the "First Amendment," together with the Severance Agreement collectively called the "Agreement"). This Second Amendment to Severance Agreement (the "Second Amendment") is dated as of September 3, 2002 and constitutes an amendment to such Agreement.

        In consideration of the mutual premises set forth in the Agreement, you and the Company hereby agree to amend the Agreement to include the following:

        1.    Clause 2(c)(vi) is hereby amended by deleting the subclause number "(vi)" and inserting in lieu thereof the subclause number "(v)".

        2.    The definition of "Change in Control" is hereby amended by deleting the reference to clauses "(A) through (E)" in the first and second sentences of the last paragraph of section 2(d)(ii) and inserting in lieu thereof "(A) through (F)".

        3.    The location of the Company's principal executive offices in Section 10(a) of the Agreement is hereby amended by deleting the reference to "1001 Lincoln Avenue, Denver CO 80203" and inserting in lieu thereof "1050 West Hampden Avenue, Englewood, CO 80110".

        Other than as set forth herein, all other terms and provisions of the Agreement shall remain in full force and effect. All references to the Agreement herein or in any other documents shall be deemed to include a reference to this Second Amendment. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

        IN WITNESS WHEREOF, the parties to this Second Amendment to Severance Agreement have set forth their signatures.

ACCEPTED AND AGREEED:	GART SPORTS COMPANY
Executive:
By:
Print Name:		Name:	J. Douglas Morton
Title:		Title:	Chairman, President and Chief Executive Officer

Address:

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  EXHIBIT 10.9.2